Exhibit 10.7

NOTE CANCELLATION AND EXCHANGE AGREEMENT

This NOTE CANCELLATION AND EXCHANGE AGREEMENT (this “Agreement”) is entered into as of December [●], 2025 (the “Effective Date”) by and between [●], an [individual][description of entity] (“Noteholder”) and AKARI THERAPEUTICS, PLC, a public company limited by shares incorporated in England and Wales (the “Company”).

WHEREAS, in August 2025, Noteholder and the Company entered into a certain Note Purchase Agreement, pursuant to which, among other things, on [August][September] [●], 2025, the Company issued Noteholder a 20% Original Issue Discount Promissory Note, maturing on [August][September] [●], 2026 (the “Note”);

WHEREAS, Noteholder wishes to exchange the Note for pre-funded warrants to purchase an aggregate of [●] ordinary shares par value $0.000000005 per share, of the Company (the “Ordinary Shares”), represented by [●] American Depository Shares (“ADSs”, each ADS representing 2,000 Ordinary Shares), in the form attached hereto as Exhibit A (the “Pre-Funded Warrants”); and

WHEREAS, the Company is willing to issue the Noteholder the Pre-Funded Warrant in exchange for the Note (the “Exchange”) upon the terms and conditions set forth herein, and, as an inducement to enter into the Exchange, warrants to purchase [●] Ordinary Shares, represented by [●] ADS in the form attached hereto as Exhibit B (the “Note Exchange Warrants” and together with the Pre-Funded Warrants, the “Exchange Warrants”), which warrants shall be exercisable, if at all, immediately following approval by the Shareholder Approval (as defined below), which exchange, and additional note exchange warrants, are being offering to the other holders of the 20% Original Issue Discount Promissory Note on the same terms and conditions.

NOW, THEREFORE, in consideration of the premises, representations, warranties, agreements and covenants contained herein, and intending to be legally bound, the parties agree as follows:

1. Cancellation and Exchange of the Note. The Company shall, in exchange and in full consideration for the Note, issue as soon as practicable after the Company’s general meeting of shareholders on December 15, 2025 (such date, the “Closing”), subject to, and conditioned upon, the approval by the Company’s shareholders of resolutions 2 through 6 at such meeting, as set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 17, 2025, the Pre-Funded Warrants at a pre-funded purchase price of $[●]1, with a nominal exercise price of $0.00001 per ADS, and the Note Exchange Warrants, to the Noteholder, and the Noteholder shall accept the Exchange Warrants in full and final payment for the Note, which shall be immediately cancelled and the Company shall have no further liability or obligation in respect thereof to the Noteholder.

1 NTD: Higher of price per ADS in the RDO, minus the nominal exercise price of $0.00001 and last consolidated closing bid price

2. Shareholder Meeting. The Company shall take all action reasonably necessary to call, give notice of, convene and hold a meeting of its shareholders within seventy-five (75) days of the closing of the Registered Direct Offering (as defined below) for the purpose of considering and obtaining, among other things, approval by the Company’s shareholders as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the issuance of all of (i) the Exchange Warrants and the underlying ADSs and Ordinary Shares (collectively, the “Exchange Securities”) upon the exercise thereof as well the Other Securities, (ii) warrants to purchase ADSs (including the underlying ADSs and Ordinary Shares) to be issued in a private placement concurrent with the closing of a registered direct offering (the “Registered Direct Offering”) of ADSs pursuant to securities purchase agreements by and between the Company and certain investors dated on or about the date hereof, and (iii) pre-funded warrants to purchase ADSs and warrants to purchase ADSs (including the underlying ADSs and Ordinary Shares) to be issued in a private placement to certain of the Company’s directors and officers, on substantially similar terms as the Registered Direct Offering (the “Shareholders Meeting” and approval by the Company’s shareholders of the matters set forth in above, the “Shareholder Approval”), and shall not adjourn, recess or postpone such meeting, except (a) to the extent required by applicable law, (b) to solicit additional proxies if Company reasonably believes there will be insufficient Ordinary Shares represented (either in person or by proxy) to (i) constitute a quorum necessary to conduct the business of the Shareholders Meeting or (ii) obtain the Shareholder Approval, and (c) to the extent reasonably necessary to ensure that any required supplement or amendment to the proxy statement or other materials delivered by the Company to shareholders in connection with the Shareholders Meeting. The board of directors of the Company shall use best efforts to obtain the Shareholder Approval.

3. Representations and Warranties of Noteholder. Noteholder hereby represents and warrants to the Company that the following representations are true and correct as of the date hereof and as of the Closing:

(a) Ownership. Noteholder owns exclusively, beneficially, and of record, and has valid title to, free and clear of any liens, security interests, and any other encumbrances, the Note.

(b) Authority and Enforceability; No Conflicts.

(i) If a corporation, the Noteholder is duly organized, validly existing and in good standing under the laws of its state of incorporation. Noteholder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations contemplated hereby. Assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the legal, valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(ii) The execution, delivery, and performance by Noteholder of this Agreement does not and will not (A) violate any laws applicable to Noteholder, (B) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity applicable to Noteholder, in each case, which would adversely affect Noteholder’s performance under this Agreement or the consummation of the transactions contemplated hereby, or (C) result in the creation of any lien, security interest, or other encumbrance on the Note.

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(c) Tax Matters. Noteholder has had an opportunity to review with its own tax advisors the tax consequences to Noteholder of the transactions contemplated by this Agreement. Noteholder understands that it is relying solely upon Noteholder’s advisors and not on any statements or representations by the Company or any of its agents or affiliates. Noteholder understands that it (and not the Company or any of its agents or affiliates) shall be responsible for Noteholder’s own taxes that may arise from the transactions contemplated hereby.

(d) Legal Advice. (i) Noteheolder has been granted the opportunity to ask questions of, and to receive answers from, Noteholder’s legal counsel concerning the terms and conditions of this Agreement, (ii) Noteholder has been advised to seek independent legal advice and has received such advice or has, without undue influence, elected to waive the benefit of any such advice, and (iii) Noteholder is entering into this Agreement voluntarily.

(e) Securities Representations. (i) Noteholder acknowledges that the issuance of the Exchange Securities has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the issuance of the Securities is intended to be exempt from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D, (ii) Noteholder understands that the Exchange Securities have not been registered under the Securities Act or under any state securities or “blue sky”, (iii) Noteholder understands that the Exchange Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon Noteholder’s investment intention and in this connection hereby represents that it is acquiring the Exchange Securities for its own account for investment and not with a view toward the resale or distribution to others, (iv) Noteholder was not formed for the purpose of purchasing the Exchange Securities, (v) Noteholder consents to the placement of a legend on any certificate or other document evidencing the Exchange Securities that such shares have not been registered under the Securities Act or any state securities or “blue sky” laws, (vi) Noteholder is acquiring the Exchange Securities solely for its own account for investment and not with a view to, or for resale in connection with, any distribution, and (vii) Noteholder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4. General Provisions.

(a) Assignment and Successors. This Agreement is irrevocable and shall remain in full force and effect notwithstanding the death, dissolution, liquidation, bankruptcy or incapacity of parties hereto and shall be binding upon their heirs, personal representatives, successors and permitted assignees. Neither this Agreement, nor any of the rights or obligations hereunder, may be assigned by a party without the prior written consent of the other parties. Any purported assignment in violation of the terms hereof shall be null and void ab initio.

(b) Amendments. This Agreement may be amended, modified or supplemented at any time, but only pursuant to an instrument in writing signed by each party hereto.

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(c) Governing Law. This Agreement and all actions arising under or in connection therewith shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any conflicts of laws principles that may result in the application of the law of any jurisdiction other than the State of Delaware.

(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(e) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(f) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(g) Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Noteholder makes any representation, warranty, covenant or undertaking with respect to such matters.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

COMPANY:

AKARI THERAPEUTICS, PLC

By:
Name:	Abizer Gaslightwala
Title:	President and CEO

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

NOTEHOLDER:

By:
Name:	[●]

EXHIBIT A

PRE-FUNDED WARRANT

EXHIBIT B

NOTE EXCHANGE WARRANT